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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE COMMISSION

      Date of Report (Date of earliest event reported):  NOVEMBER 30, 2001

                               CYTYC CORPORATION
            (Exact name of Registrant as specified in its charter)

                        85 SWANSON ROAD, BOXBOROUGH, MA
                   (Address of principal executive offices)

                                     01719
                                  (Zip Code)

                                (978) 263-8000
              Registrant's telephone number, including area code

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
           DELAWARE                    0-27558                  02-0407755
State or other jurisdiction of       (Commission     (IRS Employer Identification No.)
          Incorporation               File Number)

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On November 30, 2001 Cytyc Corporation ("Cytyc") completed its acquisition of Pro Duct Health, Inc. ("Pro Duct"). The acquisition was completed by means of a merger (the "Merger") of Pro Duct with and into Cytyc Health Corporation ("Merger Sub"), a wholly-owned subsidiary of Cytyc, pursuant to an Agreement and Plan of Merger by and among Cytyc, Pro Duct and Merger Sub dated October 17, 2001 and as amended by an Amendment thereto dated as of November 30, 2001 (the "Merger Agreement"). As a result of the Merger, Merger Sub remained a wholly-owned subsidiary of Cytyc.

     Pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, Cytyc paid former Pro Duct securityholders (in accordance with the existing preferences under Pro Duct's Certificate of Incorporation) a combination of 5.0 million shares of Cytyc common stock and $38.5 million in cash in exchange for all of Pro Duct's outstanding capital stock and vested options and warrants. Cytyc assumed all outstanding options for the purchase of shares of Pro Duct capital stock at the time of the Merger (and solely with respect to such options, the applicable option plan pursuant to which such options were issued). The 5.0 million shares excludes approximately 105,325 shares that are reserved for issuance upon exercise of outstanding unvested Pro Duct options assumed by Cytyc in the Merger. The source of funds for the Merger came from the authorized capital stock of Cytyc and from Cytyc's cash on hand.

     Certain shares of the Cytyc common stock paid to the former Pro Duct securityholders totaling approximately 489,075 shares and approximately $3,850,000 have been deposited with an escrow agent pursuant to the Merger Agreement and an Escrow Agreement dated as of November 30, 2001, by and among Cytyc, the Pro Duct stockholder representative and JPMorgan Chase Bank (the "Escrow Agreement"). The escrowed shares and cash will be used to indemnify Cytyc against losses, if any, resulting from breaches of the representations, warranties and covenants made by Pro Duct in the Merger Agreement or for certain intellectual property matters. The escrowed shares and cash that are not needed to cover outstanding claims made by Cytyc will be released on December 6, 2002. The Escrow Agreement is filed herewith as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

     In connection with the Merger Agreement, Cytyc delivered a Registration Rights Agreement (the "Registration Rights Agreement") providing for the registration for resale of the shares of Cytyc common stock issued to the holders of Pro Duct capital stock upon the consummation of the Merger (the "Registrable Shares"). Pursuant to the Registration Rights Agreement, Cytyc filed a Registration Statement with the Securities and Exchange Commission (the "Registration Statement") on December 4, 2001, and is obligated to use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after the date of its filing. In addition, Cytyc is obligated to use its reasonable best efforts to maintain the effectiveness of the Registration Statement for a period of up to two years from November 30, 2001, subject to certain conditions and limitations set forth in the Registration Rights Agreement.

     An Amendment to the Merger Agreement is filed herewith as Exhibit 2.1. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibit and to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.2.

     The terms of the Merger and the consideration received by Pro Duct's securityholders in connection therewith were the result of arm's-length negotiations between representatives of Cytyc and Pro Duct.

     As a consequence of the Merger, Cytyc acquired all of the assets of Pro Duct, including plant, equipment and other physical property. Pro Duct had used these assets to develop an FDA-approved ductal lavage device designed to enhance the evaluation of risk for breast cancer. Cytyc expects to continue to use those assets for similar purposes.

     On December 3, 2001, Cytyc issued a press release announcing the completion of the acquisition of Pro Duct (the "Press Release"). The Press Release is filed herewith as Exhibit 99.2.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

           The financial statements of Pro Duct will be filed by amendment no later than 60 days from the date hereof.

     (b)   PRO FORMA FINANCIAL INFORMATION

           The pro forma financial information of Cytyc will by filed by amendment no later than 60 days from the date hereof.

     (c)   EXHIBITS.

           Exhibit 2.1(1) - Amendment to Agreement and Plan of Merger, dated as of November 30, 2001, by and among Cytyc Corporation, Pro Duct Health, Inc., and Cytyc Health Corporation.

           Exhibit 2.2(2) - Agreement and Plan of Merger, dated as of October 17, 2001, by and among Cytyc Corporation, Pro Duct Health, Inc., and Cytyc Health Corporation.

           Exhibit 99.1(1) - Escrow Agreement, dated as of November 30, 2001, by and among Cytyc Corporation, the Pro Duct stockholder representative and JPMorgan Chase Bank.

           Exhibit 99.2(1) - Press Release, dated as of December 3, 2001, by Cytyc Corporation.

     ____________________

     (1)  Filed herewith.

     (2) Filed as Exhibit 2.1 to Cytyc's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2001 (File No. 000-27558) and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYTYC CORPORATION

Date:  December 14, 2001              By:  /s/ Patrick J. Sullivan
                                           -----------------------
                                           Patrick J. Sullivan
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX



Exhibit No.                                        Description
-----------                                        -----------

Exhibit 2.1(1)   Amendment to Agreement and Plan of Merger, dated as of November 30, 2001, by and among Cytyc Corporation, Pro Duct Health, Inc., and Cytyc Health
                 Corporation.

Exhibit 2.2(2)   Agreement and Plan of Merger, dated as of October 17, 2001, by and among Cytyc
                 Corporation, Pro Duct Health, Inc., and Cytyc Health Corporation.

Exhibit 99.1(1)  Escrow Agreement, dated as of November 30, 2001, by and among Cytyc
                 Corporation, the Pro Duct stockholder representative and JPMorgan Chase Bank.

Exhibit 99.2(1)  Press Release, dated as of December 3, 2001, by Cytyc Corporation.

____________________

(1)  Filed herewith.

(2) Filed as Exhibit 2.1 to Cytyc's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2001 (File No. 000-27558) and incorporated herein by reference.

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